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                                                                     EXHIBIT 3.1



              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

              The shares evidenced hereby have not been registered under the Securities Act of 1933 or any state securities laws, have been acquired for investment and not for resale or distribution, and may not be sold or transferred unless in the opinion of counsel for the issuer such sale or transfer will not violate applicable securities laws.


NUMBER                                                                    SHARES





              AUTHORIZED CAPITAL 20,000,000 SHARES $.0001 PAR VALUE

This Certifies That ______________________________________ is the owner of
___________________________________________ full paid and non-assessable SHARES
OF THE CAPITAL STOCK OF INTERCONEXUS.COM, INC. transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation, this _____________________ day of __________________ A.D. _______




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       SECRETARY                                              PRESIDENT

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



              FOR VALUE RECEIVED, _____________ hereby sell, assign and transfer unto ___________________________________________________________________
_______________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________, Attorney to transfer the said
Shares on the books of the within named Corporation with full power of substitution in the premises.

         Dated _________________________
                  In presence of


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